Exhibit 99.2

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Loans

September 30, 2008

($ millions)

General Account Investments	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	12,091	78	1,430	10,739
Residential mortgage-backed securities (b)	10,991	131	78	11,044
Commercial mortgage-backed securities (c)	8,420	8	584	7,844

	Gross Carrying Value	Allowance For Losses	Net Book Value
Commercial loans (d)	21,941	(112)	21,829

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING (5)					Total Amortized Cost	Total Fair Value
	Vintage	AAA	AA	A	BBB	BB and below
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2008	—	—	—	—	—	—	—
	2007	311	176	69	55	—	611	510
	2006	1,007	408	182	163	7	1,767	1,609
	2005	38	3	—	6	1	48	47
	2004	—	—	—	—	—	—	—
	2003 and prior	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		1,356	587	251	224	8	2,426	2,166

All other portfolios
	2008	—	—	—	—	—	—	—
	2007	73	93	53	32	62	313	208
	2006	385	486	97	153	259	1,380	975
	2005	17	370	92	61	35	575	432
	2004	41	359	249	38	3	690	530
	2003 and prior	28	191	145	82	42	488	385

Total all other portfolios		544	1,499	636	366	401	3,446	2,530

Total collateralized by sub-prime mortgages (2)		1,900	2,086	887	590	409	5,872	4,696

Other asset-backed securities:
Externally managed investments in the European market (3)		—	—	964	489	14	1,467	1,496
Collateralized by auto loans		1,471	74	60	82	3	1,690	1,650
Collateralized by credit cards		69	—	2	722	—	793	693
Collateralized by non-sub-prime mortgages		826	42	7	33	15	923	934
Other (4)		686	241	147	100	172	1,346	1,270

Total asset-backed securities		4,952	2,443	2,067	2,016	613	12,091	10,739

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, commercial paper issuances and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

(2)	The weighted average estimated subordination percentage of our general account asset-backed securities collateralized by sub-prime mortgages attributable to the Financial Services Businesses, excluding those supported by guarantees from monoline bond insurers, was 34% as of September 30, 2008. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. As of September 30, 2008, based on amortized cost, approximately 91% of these asset-backed securities collateralized by sub-prime mortgages have estimated credit subordination percentages of 20% or more, and 50% have estimated credit subordination percentages of 30% or more.

In addition to subordination, certain securities, referred to as front pay or second pay securities, benefit from the prioritization of principal cash flows within the senior tranches of the structure. In most instances, these shorter duration senior securities have priority to principal cash flows over other securities in the structure, including longer duration senior securities. Included within the $5.872 billion of asset-backed securities collateralized by sub-prime mortgages attributable to the Financial Services Businesses as of September 30, 2008 were $1.967 billion of securities, on an amortized cost basis, that represent front pay or second pay securities, depending on the overall structure of the securities.

(3)	Externally managed investments in the European markets reflects our investment in medium term notes that are collateralized by portfolios of assets primarily consisting of European fixed income securities and derivatives, including 46% European corporate and bank bonds, 22% bank capital, 17% European asset-backed securities, and 15% other. As of September 30, 2008, fair value excludes the $(338) million impact of a bifurcated embedded derivative.

(4)	Includes collateralized debt obligations with amortized cost of $507 million and fair value of $474 million, with less than 1% secured by sub-prime mortgages. Also includes asset backed-securities collateralized by education loans, equipment leases, timeshares, aircraft, and franchises.

Excluded from the table above are asset-backed securities held outside the general account in other entities and operations with amortized cost of $275 million and fair value of $257 million. Based on amortized cost, 74% of these securities have credit ratings of AAA, 6% have A credit ratings, and the remaining 20% have credit ratings of BBB or below. As of September 30, 2008, included within these asset-backed securities are securities collateralized by sub-prime mortgages with amortized cost and fair value of $5 million, all of which have AAA credit ratings, with $4 million in the 2006 vintage and $1 million in the 2003 vintage. Also included are collateralized debt obligations with amortized cost of $39 million and fair value of $33 million, with none secured by sub-prime mortgages. Also excluded from the table above are asset-backed securities classified as trading and carried at fair value, including $1 billion of trading account assets supporting insurance liabilities, the investment results of which ultimately accrue to contract holders. An additional $283 million of asset-backed securities as of September 30, 2008 are classified as other trading, including $28 million held outside the general account, 90% of which have credit ratings of AAA and 10% of which have credit ratings of BB, and $255 million included in our general account, 79% of which have credit ratings of A or above and the remaining 21% virtually all have BBB credit ratings.

(b) Supplemental information for residential mortgage-backed securities:

As of September 30, 2008, based on amortized cost, 98% of the general account residential mortgage-backed securities attributable to the Financial Services Businesses were publicly traded agency pass-through securities, which are supported by implicit or explicit government guarantees and have credit ratings of AA or above. Collateralized mortgage obligations, including approximately $51 million secured by “ALT-A” mortgages, represented the remaining 2% of residential mortgage-backed securities; and all have credit ratings of A or above.

Excluded from the above are residential mortgage-backed securities held outside the general account in other entities and operations with amortized cost and fair value of $676 million, all of which have AAA credit ratings. Also excluded from the above are $637 million of residential mortgage-backed securities classified as trading account assets supporting insurance liabilities and carried at fair value, the investment results of which ultimately accrue to contract holders.

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Loans

September 30, 2008

($ millions)

(c) Supplemental information for commercial mortgage-backed securities:

Vintage	LOWEST RATING AGENCY RATING (2)					Total Amortized Cost	Total Fair Value
	AAA	AA	A	BBB	BB and below
2008	176	4	22	88	21	311	296
2007	1,606	—	3	64	69	1,742	1,644
2006	3,367	5	—	6	12	3,390	3,106
2005	1,513	—	—	10	37	1,560	1,442
2004	431	—	—	—	4	435	398
2003 and prior	828	98	31	15	10	982	958

Total (1)(2)	7,921	107	56	183	153	8,420	7,844

(1)	As of September 30, 2008, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account commercial mortgage-backed securities attributable to the Financial Services Businesses was 69% and 1.55 times, respectively. The weighted average estimated subordination percentage of our general account investments in commercial mortgage-backed securities attributable to the Financial Services Businesses was 35% as of September 30, 2008. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. The weighted average estimated subordination percentage includes an adjustment for that portion of the capital structure which has been effectively defeased by US Treasury securities. As of September 30, 2008, based on amortized cost, approximately 91% of these commercial mortgage-backed securities have estimated credit subordination percentages of 20% or more, and 75% have estimated credit subordination percentages of 30% or more.
(2)	Included in the table above are commercial mortgage-backed securities supported by Japan based mortgage loans of $9 million in AAA, $4 million in AA, $25 million in A, $168 million in BBB, and $148 million in BB and below.

Excluded from the table above are commercial mortgage-backed securities held outside the general account in other entities and operations with amortized cost of $28 million and fair value of $27 million, 74% of which have credit ratings of AA or better and the remaining 26% have credit ratings of BB and below. Also excluded from the table above are commercial mortgage-backed securities classified as trading and carried at fair value, including $2.4 billion of trading account assets supporting insurance liabilities, the investment results of which ultimately accrue to contract holders. An additional $1 million of commercial mortgage-backed securities held outside the general account as of September 30, 2008 are classified as other trading, all of which have AAA credit ratings.

(d) Supplemental information for commercial loans:

Commercial loans by property type:	Gross Carrying Value	% of Total
Industrial buildings	4,769	21.8%
Office buildings	4,024	18.3%
Apartment complexes	3,594	16.4%
Retail stores	3,591	16.4%
Other	1,454	6.6%
Agricultural properties	1,249	5.7%
Hospitality	1,163	5.3%
Residential properties	879	4.0%

Subtotal of collateralized loans	20,723	94.5%
Uncollateralized loans	1,218	5.5%

Total commercial loans	21,941	100.0%

Commercial loans by status:	Gross Carrying Value
Performing	21,879
Delinquent, not in foreclosure	51
Delinquent, in foreclosure	6
Restructured	5

Total commercial loans	21,941

As of September 30, 2008, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account investments in commercial loans attributable to the Financial Services Businesses was 57% and 1.91 times, respectively.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Loans

September 30, 2008

($ millions)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	6,429	21	1,053	5,397
Residential mortgage-backed securities (b)	3,688	38	60	3,666
Commercial mortgage-backed securities (c)	3,869	4	269	3,604

	Gross Carrying Value	Allowance For Losses	Net Book Value
Commercial loans (d)	8,600	(37)	8,563

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING (5)					Total Amortized Cost	Total Fair Value
	Vintage	AAA	AA	A	BBB	BB and below
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2008	—	—	—	—	—	—	—
	2007	313	181	71	30	—	595	498
	2006	1,031	420	188	13	8	1,660	1,515
	2005	39	3	—	—	—	42	41
	2004	—	—	—	—	—	—	—
	2003 and prior	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		1,383	604	259	43	8	2,297	2,054
All other portfolios
	2008	—	—	—	—	—	—	—
	2007	54	36	23	41	45	199	147
	2006	408	253	124	178	160	1,123	772
	2005	28	334	31	38	15	446	332
	2004	8	300	39	3	—	350	265
	2003 and prior	38	241	80	71	36	466	375

Total all other portfolios		536	1,164	297	331	256	2,584	1,891

Total collateralized by sub-prime mortgages (2)		1,919	1,768	556	374	264	4,881	3,945

Other asset-backed securities:
Collateralized by credit cards		—	—	—	457	—	457	387
Collateralized by auto loans		283	11	10	31	—	335	325
Externally managed investments in the European market (3)		—	—	281	—	—	281	289
Collateralized by education loans		190	20	—	—	6	216	208
Other (4)		122	44	47	11	35	259	243

Total asset-backed securities		2,514	1,843	894	873	305	6,429	5,397

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

(2)	The weighted average estimated subordination percentage of our asset-backed securities collateralized by sub-prime mortgages attributable to the Closed Block Business, excluding those supported by guarantees from monoline bond insurers, was 35% as of September 30, 2008. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. As of September 30, 2008, based on amortized cost, approximately 96% of these asset-backed securities collateralized by sub-prime mortgages have credit estimated subordination percentages of 20% or more, and 58% have estimated credit subordination percentages of 30% or more.

In addition to subordination, certain securities, referred to as front pay or second pay securities, benefit from the prioritization of principal cash flows within the senior tranches of the structure. In most instances, these shorter duration senior securities have priority to principal cash flows over other securities in the structure, including longer duration senior securities. Included within the $4.881 billion of asset-backed securities collateralized by sub-prime mortgages attributable to the Closed Block Business as of September 30, 2008 were $1.947 billion of securities, on an amortized cost basis, that represent front pay or second pay securities, depending on the overall structure of the securities.

(3)	Externally managed investments in the European markets reflects our investment in medium term notes that are collateralized by portfolios of assets primarily consisting of European fixed income securities and derivatives, including 46% European corporate and bank bonds, 22% bank capital, 17% European asset-backed securities, and 15% other. As of September 30, 2008, fair value excludes the $(74) million impact of a bifurcated embedded derivative.

(4)	Includes collateralized debt obligations with amortized cost of $61 million and fair value of $62 million, with none secured by sub-prime mortgages. Also includes asset backed-securities collateralized by equipment leases, timeshares, aircraft, and franchises.

Excluded from the table above are $17 million of asset-backed securities classified as trading and carried at fair value, all of which have BBB credit ratings as of September 30, 2008.

(b) Supplemental information for residential mortgage-backed securities:

As of September 30, 2008, based on amortized cost, 85% of the residential mortgage-backed securities attributable to the Closed Block Business were publicly traded agency pass-through securities, which are supported by implicit or explicit government guarantees and have credit ratings of AAA. Collateralized mortgage obligations, including approximately $150 million secured by “ALT-A” mortgages, represented the remaining 15% of residential mortgage-backed securities and all have credit ratings of AAA.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Loans

September 30, 2008

($ millions)

(c) Supplemental information for commercial mortgage-backed securities:

	LOWEST RATING AGENCY RATING (2)					Total Amortized Cost	Total Fair Value
Vintage	AAA	AA	A	BBB	BB and below
2008	10	—	—	—	—	10	9
2007	418	—	12	—	—	430	396
2006	880	—	—	—	—	880	798
2005	1,285	—	—	—	—	1,285	1,187
2004	395	—	—	—	—	395	365
2003 and prior	783	42	43	1	—	869	849

Total (1)	3,771	42	55	1	—	3,869	3,604

(1)	As of September 30, 2008, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account commercial mortgage-backed securities attributable to the Closed Block Business was 69% and 1.58 times, respectively. The weighted average estimated subordination percentage of our general account investments in commercial mortgage-backed securities attributable to the Closed Block Business was 32% as of September 30, 2008. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. The weighted average estimated subordination percentage includes an adjustment for that portion of the capital structure which has been effectively defeased by US Treasury securities. As of September 30, 2008, based on amortized cost, approximately 92% of these commercial mortgage-backed securities have estimated credit subordination percentages of 20% or more, and 59% have estimated credit subordination percentages of 30% or more.

(d) Supplemental information for commercial loans:

Commercial loans by property type:	Gross Carrying Value	% of Total
Industrial buildings	1,889	22.0%
Office buildings	1,768	20.5%
Apartment complexes	1,719	20.0%
Retail stores	1,484	17.2%
Agricultural properties	797	9.3%
Other properties	496	5.8%
Hospitality	406	4.7%
Residential properties	1	—

Subtotal of collateralized loans	8,560	99.5%
Uncollateralized loans	40	0.5%

Total commercial loans	8,600	100.0%

Commercial loans by status:	Gross Carrying Value
Performing	8,599
Delinquent, not in foreclosure	—
Delinquent, in foreclosure	—
Restructured	1

Total commercial loans	8,600

As of September 30, 2008, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account investments in commercial loans attributable to the Closed Block Business was 50% and 1.96 times, respectively.